UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) January 14, 2004


                               VICON INDUSTRIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           New York                      1-7939                  11-2160665
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
        of Incorporation)                                    Identification No.)


      89 Arkay Drive, Hauppauge, New York                            11788
--------------------------------------------------------------------------------
    (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code (631) 952-2288
                                                          --------------

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



Item 5. Other Events and Regulation FD Disclosure

The Company is today filing with the Commission Form 12b-25/A, Amendment Number 1 (the "Form"), for the purpose of disclosing the Company's inability to file its Annual Report on Form 10-K for the year ended September 30, 2003. Part III of the Form contains the following statement:

The Company reported on Form 12b-25 filed with the Commission on December 24, 2003 that the Company would be unable to file its Annual Report on Form 10-K for the year ended September 30, 2003 within the prescribed time period (that is, by December 29, 2003). The Company anticipated, however, that it would be able to file its 2003 Annual Report within 15 days after December 29, 2003.

The Company was unable to file its Annual Report by the prescribed extended due date of January 13, 2004 because its auditors, KPMG LLP, were unable to complete their audit of the Company's consolidated financial statements included in the Annual Report. The Company anticipates filing its Annual Report by no later than Thursday, January 15, 2004, subject to the completion of audit work by KPMG LLP.

Until such time as the Company files its Annual Report on Form 10-K for the year ended September 30, 2003, Rule 144 will be unavailable to stockholders with respect to the sale of securities of the Company. Rule 144 relates to (i) the sale of restricted securities by any person, and (ii) the sale of restricted or other securities for the account of an affiliate of the Company. The Rule states that persons selling securities in compliance with the conditions of the Rule shall be deemed not to be engaged in a distribution of the securities and therefore not to be an underwriter of those securities within the meaning of
Section 2(11) of the Securities Act of 1933.

Item 12.  Results of Operation and Financial Condition

The Company is today filing Form 12b-25/A, Amendment Number 1, with the Securities and Exchange Commission. Part IV of that Form contains the following statement regarding the Company's results of operations for the year ended September 30, 2003:

The Company issued a press release on December 19, 2003 announcing its fourth quarter and annual results of operations for the fiscal year ended September 30, 2003, as filed on Form 8-K on January 6, 2004, which results the Company presently believes will be reflected in its Form 10-K when filed.


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 VICON INDUSTRIES, INC.


Date: January 14, 2004                      By:    /s/ John M. Badke
                                            --------------------------------
                                                      John M. Badke
                                               Vice President, Finance and
                                                 Chief Financial Officer